UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 6, 2014

Date of Report (Date of earliest event reported)

Ambit Biosciences Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35919	33-0909648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11080 Roselle St. San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 334-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On May 6, 2014, we announced financial results for the quarter ended March 31, 2014 in the earnings release attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information under this Item 2.02 and exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

99.1                        Press release of Ambit Biosciences Corporation dated May 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBIT BIOSCIENCES CORPORATION

	By:	/S/ Alan Fuhrman
Alan Fuhrman
Chief Financial Officer

Date: May 6, 2014

INDEX TO EXHIBITS

99.1                        Press release of Ambit Biosciences Corporation dated May 6, 2014.